SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 4, 1999


                               RECOTON CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


     NEW YORK                         0-5860                 11-1771737
(STATE OR OTHER JURISDIC-           (COMMISSION            (IRS EMPLOYER
TION OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)

                  2950 LAKE EMMA ROAD, LAKE MARY, FLORIDA 32746
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 407-333-8900

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.  OTHER EVENTS

          On February 4, 1999 the Company issued $35 million in principal amount of 11.5% senior subordinated notes due February 4, 2004 (the "1999 Notes"). The purchasers of such notes also received warrants to purchase 310,000 common shares of the Company at an exercise price of $18.2626 exerciseable at any time on or prior to February 4, 2004. The interest on the 1999 Notes would increase to 12.5% if such notes are not prepaid on or before November 3, 1999 and would thereafter increase by 0.50% per annum on each of the next five quarterly interest payment dates. The notes can be prepaid without premium at any time prior to the first anniversary of their issuance. The proceeds of the issuance of the 1999 Notes were used to reduce borrowings under the Company's $86.5 million revolving line of credit.

          In conjunction with the issuance of such debt, the holders of the Company's $75 million in notes due January 6, 2007 (the "1997 Notes") and the $25 million in notes due September 1, 2008 (the "1998 Notes"), as well as the Company's banks, agreed to modify certain financial covenants in the relevant note purchase and credit agreements. The interest rate on the 1997 Notes and 1998 Notes increased by 1% point (to 9.75% for the 1997 Notes and 9.52% for the 1998 Notes); such rates will decrease by 50 basis points when the Company raises at least $75 million in equity and/or additional subordinated debt.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         a.       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

                  not applicable

         b.       PRO FORMA FINANCIAL INFORMATION:  not applicable

         c.       EXHIBITS:

                  1. Securities Purchase Agreement between Recoton Corporation, The Prudential Insurance Company of America and ING (U.S.) Capital LLC dated February 4, 1999

                  2. Form of warrants issued to The Prudential Insurance Company of America and ING (U.S.) Investments Corporation dated February 4, 1999 and sheet detailing variable information

                  3. Registration Rights Agreement with The Prudential Insurance Company of America and ING (U.S.) Investments Corporation dated February 4, 1999

                  4. Amendment Agreement dated as of December 31, 1998 (but executed on February 4, 1999) between Recoton Corporation and the Holders of the Company's Notes Issued January 6, 1997

                  5. Amendment Agreement dated as of December 31, 1998 (but executed on February 4, 1999) between Recoton Corporation and the Holder of the Company's Notes Issued September 1, 1998

                  6. Amendment dated as of December 31, 1998 (but executed on February 4, 1999) between Recoton Corporation and The Chase Manhattan Bank (for itself and as Administrative Agent) amending the Second Amended and Restated Credit Agreement dated as of June 18, 1998


                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               RECOTON CORPORATION


                               By:   /s/ Stuart Mont
                                     -----------------------------------
                               Name: Stuart Mont
                               Title: Chief Operating Officer and Executive
                                      Vice President - Operations

Dated:  February 9, 1999


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                                  EXHIBIT INDEX

1. Securities Purchase Agreement between Recoton Corporation, The Prudential Insurance Company of America and ING (U.S.) Capital LLC dated February 4, 1999

2. Form of warrants issued to The Prudential Insurance Company of America and ING (U.S.) Investments Corporation dated February 4, 1999 and sheet detailing variable information

3. Registration Rights Agreement with The Prudential Insurance Company of America and ING (U.S.) Investments Corporation dated February 4, 1999

4. Amendment Agreement dated as of December 31, 1998 (but executed on February 4, 1999) between Recoton Corporation and the Holders of the Company's Notes Issued January 6, 1997

5. Amendment Agreement dated as of December 31, 1998 (but executed on February 4, 1999) between Recoton Corporation and the Holder of the Company's Notes Issued September 1, 1998

6.        Amendment dated as of December 31, 1998 (but executed on February 4,
          1999) between Recoton Corporation and The Chase Manhattan Bank (for itself and as Administrative Agent) amending the Second Amended and Restated Credit Agreement dated as of June 18, 1998